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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                  CURENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported):  MAY 2, 2002
                                             -----------


                                 FIREPOND, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                      000-29251                41-1462409
---------------------------        ------------------       --------------------
(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)          Identification No.)


       890 WINTER STREET, WALTHAM, MASSACHUSETTS                    02451
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       (Address of principal executive offices)                  (Zip Code)




       Registrant's telephone number, including area code: (781) 487-8400
                                                           --------------



                                 NOT APPLICABLE
                        ---------------------------------
          (Former name or former address, if changed since last report)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On May 2, 2002, the Registrant dismissed its independent public accountants, Arthur Andersen LLP ("Andersen") and engaged Pricewaterhouse Coopers LLP ("PWC") to serve as the Registrant's independent public accountants to audit its financial statements for the fiscal year ended October 31, 2002. The decision to dismiss Andersen and engage PWC was made by the Registrant's audit committee and ratified by its board of directors.

     Andersen's reports on the Registrant's financial statements for each of the fiscal years ended October 31, 2000 and 2001 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Registrant's fiscal years ended October 31, 2000 and 2001, respectively, and the subsequent interim period through May 2, 2002, there were no disagreements between the Registrant and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports.

     During the Registrant's fiscal years ended October 31, 2000 and 2001, respectively, and the subsequent interim period through May 2, 2002, none of the reportable events described under Item 304(a)(1)(v) of Securities and Exchange Commission's Regulation S-K occurred.

     During the Registrant's fiscal years ended October 31, 2000 and 2001, respectively, and the subsequent interim period through May 2, 2002, the date on which PWC was engaged, the Registrant did not consult with PWC regarding any of the matters or events described in Item 304(a)(2)(i) and (ii) of Securities and Exchange Commission's Regulation S-K.

     The Registrant provided Andersen with a copy of the above disclosure. A letter from Andersen, dated May 7, 2002, stating its agreement with such statements is attached hereto as Exhibit 16.1.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)    EXHIBITS.

The following exhibits are filed as part of this Form 8-K.

EXHIBIT NUMBER    DESCRIPTION
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16.1              Letter from Arthur Andersen LLP regarding change in
                  certifying accountant.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FIREPOND, INC.



                                         /s/ Susan Ledoux
Date:  May 8, 2002                       ---------------------------------------
                                         Name:  Susan Ledoux
                                         Title:  Chief Financial Officer





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                                INDEX TO EXHIBITS

EXHIBIT NUMBER    DESCRIPTION
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16.1              Letter from Arthur Andersen LLP regarding change in
                  certifying accountant.